UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2026
DOLLAR TREE, INC.
(Exact name of registrant as specified in its charter)

Virginia	0-25464	26-2018846
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Volvo Parkway
Chesapeake,	Virginia	23320
(Address of principal executive offices)		(Zip Code)

(757) 321-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DLTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 16, 2026, Dollar Tree, Inc. (the “Company”) amended the Company’s By-Laws to revise Article III, Section 2 of the By-Laws to decrease the number of directors from eleven (11) to ten (10). The complete text of the By-Laws, as amended, is attached as Exhibit 3.1 to this report and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of the Company was held on June 16, 2026. The final voting results for each matter voted on by shareholders at the 2026 Annual Meeting are as follows:

1.The shareholders elected the following individuals to the Company’s Board of Directors, each to serve as a director for a one-year term:

Director Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Michael C. Creedon, Jr.	170,864,971	120,553	35,288	5,378,553
William W. Douglas, III	170,035,321	933,701	51,790	5,378,553
Cheryl W. Grisé	167,273,014	3,581,392	166,406	5,378,553
Daniel J. Heinrich	170,685,466	295,577	39,769	5,378,553
Paul C. Hilal	169,323,644	1,656,669	40,499	5,378,553
Timothy A. Johnson	170,828,627	140,589	51,596	5,378,553
Edward J. Kelly, III	165,901,567	5,074,275	44,970	5,378,553
Diane E. Randolph	170,799,384	181,559	39,869	5,378,553
Bertram L. Scott	170,369,296	609,044	42,472	5,378,553
Stephanie P. Stahl	166,778,231	4,068,313	174,268	5,378,553

2.The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and related narrative discussion set forth in the Proxy Statement filed by the Company on May 1, 2026.

Votes For	Votes Against	Abstain	Broker Non-Votes
159,741,531	10,923,913	355,368	5,378,553

3.The shareholders ratified the Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2026.

Votes For	Votes Against	Abstain
163,833,056	12,526,088	40,221

4.The shareholders did not approve the shareholder proposal requesting a shareholder right to act by written consent.

Votes For	Votes Against	Abstain	Broker Non-Votes
8,920,820	161,555,808	544,184	5,378,553

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description of Exhibit
3.1	By-Laws of Dollar Tree, Inc. (as amended effective June 16, 2026).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR TREE, INC.

Date: June 23, 2026	By:	/s/ John S. Mitchell, Jr.
John S. Mitchell, Jr.
Chief Legal Officer